Nixon Peabody LLP
                                ATTORNEYS AT LAW
                             Two Embarcadero Center
                                   Suite 2700
                          San Francisco, CA 94111-3996
                                 (415) 984-8200
                               Fax: (415) 984-8300

                                  R. Brent Faye
                           Direct Dial: (415) 984-8365
                         E-Mail: rfaye@nixonpeabody.com

                                                   April 13,  2005
VIA EDGAR

Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C.  20549

         Re:      North Bay Bancorp
                  Definitive Proxy Materials

Ladies and Gentlemen:

         On behalf of our client, North Bay Bancorp (the "Company"), and pursuant to Rule 14a-6(b) promulgated under the Securities Exchange Act of 1934, as amended, we are transmitting via EDGAR the definitive proxy materials for the Annual Meeting of Shareholders of the Company scheduled for May 12, 2005 (the "Proxy Material").

         No filing fee is required.

         We are also transmitting as an appendix to the Proxy Material:

         Appendix A - North Bay Bancorp Proxy Card

         If you have any questions or need any additional information with respect to this transmission, please contact the undersigned at (415) 984-8365.

                                                     Very truly yours,

                                                     /s/ R. Brent Faye

                                                     R. Brent Faye
                                                     of NIXON PEABODY LLP

SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:

[ ]    Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[x]    Definitive Proxy Statement
[ ]    Definitive Additional Materials
[ ]    Soliciting Material Pursuant to 240.14a-12

                                NORTH BAY BANCORP
                ________________________________________________
                (Name of Registrant as Specified in Its Charter)

     _______________________________________________________________________
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

|X| No fee required.

|_| Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

         1) Title of each class of securities to which transaction applies:

         -----------------------------------------------------------------------

         2) Aggregate number of securities to which transaction applies:

         -----------------------------------------------------------------------

         3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

         -----------------------------------------------------------------------
         4) Proposed maximum aggregate value of transaction:

         -----------------------------------------------------------------------
         5) Total fee paid:

         -----------------------------------------------------------------------

|_| Fee paid previously with preliminary materials.

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing

         1) Amount Previously Paid:

         -----------------------------------------------------------------------
         2) Form, Schedule or Registration Statement No.:

         -----------------------------------------------------------------------
         3) Filing Party:

         -----------------------------------------------------------------------
         4) Date Filed:

         -----------------------------------------------------------------------

                       NOTICE OF THE SIXTH ANNUAL MEETING
                               OF SHAREHOLDERS OF
                                NORTH BAY BANCORP


TO THE SHAREHOLDERS OF NORTH BAY BANCORP:

NOTICE IS HEREBY GIVEN that the Sixth Annual Meeting of the Shareholders of North Bay Bancorp will be held at Copia, 500 First Street, Napa, California, 94559, on Thursday, May 12, 2005, at 7:00 p.m. to consider and act on:


       (1) Election of Class A Directors. The Board of Directors intends at this time to present the following nominees for election as Class A Directors to serve a three year term expiring at the 2008 Annual Meeting of Shareholders:

                John Anthony III            Thomas N. Gavin
                Thomas H. Lowenstein        Stephen Spencer
                Denise Suihkonen            James E. Tidgewell


       Nominations for election of members of the Board of Directors may be made by the Board of Directors or by any shareholder of any outstanding class of capital stock of the corporation entitled to vote for the election of directors. Notice of intention to make any nominations will be made in writing and will be delivered or mailed to the President of the corporation not less than 21 days nor more than 60 days prior to any meeting of shareholders called for the election of directors; provided however, that if less than 21 days' notice of the meeting is given to shareholders, the notice of intention to nominate will be mailed or delivered to the President of the corporation not later than the close of business on the tenth day following the day on which the notice of meeting was mailed; provided further, that if notice of the meeting is sent by third class mail as permitted by Section 6 of the Company's Bylaws, no notice of intention to make nominations will be required. The notification will contain the following information to the extent known to the notifying shareholder: (a) the name and address of each proposed nominee; (b) the principal occupation of each proposed nominee; (c) the number of shares of capital stock of the corporation owned by each proposed nominee; (d) the name and residence address of the notifying shareholder; and (e) the number of shares of capital stock of the corporation owned by the notifying shareholder. Nominations not made in accordance herewith may, in the discretion of the Chairman of the meeting, be disregarded and upon the Chairman's instructions, the inspectors of election can disregard all votes cast for that nominee. A copy of this paragraph will be set forth in a notice to shareholders of any meeting at which directors are to be elected.

       (2) Ratification of the Selection of KPMG LLP. The shareholders will be asked to ratify the Audit Committee's selection of KPMG LLP, independent certified public accountants, as the independent auditors of North Bay Bancorp for the year ending December 31, 2005.

       Other Business. The shareholders will consider and act on any other business as may properly be brought before the meeting.

Shareholders of record at the close of business on March 18, 2005 are entitled to notice of, and to vote at, the Annual Meeting. Every shareholder is invited to attend the Annual Meeting in person or by proxy. If you do not expect to be present at the Meeting, you are requested to complete and return the accompanying proxy form in the envelope provided. Any shareholder present at the Annual Meeting may vote personally on all matters brought before the Meeting, and in that event your proxy will not be used.


Dated:  April 13, 2005

                                              /s/ Wyman G. Smith
                                              ----------------------------------
                                              Wyman G. Smith
                                              Corporate Secretary


         WHETHER OR NOT YOU PLAN TO ATTEND THIS MEETING, PLEASE SIGN AND
            RETURN THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE IN THE
                         ENCLOSED POSTAGE PAID ENVELOPE

                                 PROXY STATEMENT
                                     FOR THE
                      SIXTH ANNUAL MEETING OF SHAREHOLDERS
                                       OF
                                NORTH BAY BANCORP
                          1190 AIRPORT ROAD, SUITE 101
                             NAPA, CALIFORNIA 94558
                                 (707) 257-8585

                      To Be Held May 12, 2005 at 7:00 p.m.
               at Copia, 500 First Street, Napa, California, 94559
                       -----------------------------------

                                                   TABLE OF CONTENTS

GENERAL INFORMATION FOR SHAREHOLDERS..............................................................................5
PRINCIPAL SHAREHOLDERS............................................................................................7
MATTERS TO BE CONSIDERED AT THE ANNUAL MEETING....................................................................8
PROPOSAL No. 1. -ELECTION OF CLASS A DIRECTORS....................................................................8
COMMITTEES AND MEETINGS OF THE BOARD OF DIRECTORS................................................................14
         Audit Committee.........................................................................................14
         Compensation Committee..................................................................................16
         Nominating and Governance Committee.....................................................................18
         Compensation Committee Interlocks and Insider Participation in Compensation Decisions...................19
         Shareholder Return on Performance Graph.................................................................20
COMMUNICATION BY SECURITY HOLDERS WITH THE BOARD OF DIRECTORS....................................................21
SECURITY OWNERSHIP OF MANAGEMENT.................................................................................22
EXECUTIVE COMPENSATION...........................................................................................28
         Summary Executive Compensation Table....................................................................28
         Option Grants and Exercises.............................................................................30
         Options Granted in Last Fiscal Year.....................................................................31
         Aggregate Option Exercises in Last Fiscal Year and Year-End Option Values...............................32
         Long Term Incentive Plans - Awards in Last Fiscal Year..................................................32
         Employment Agreement and Termination of Employment and Change of Control Arrangements...................33
         Incentive Plan..........................................................................................35
         Executive Officer Supplemental Executive Retirement Plan................................................35
         Compensation of Directors...............................................................................36
OTHER INFORMATION REGARDING MANAGEMENT...........................................................................38
         Management Indebtedness.................................................................................38
         Certain Business Relationships..........................................................................38
         Reports of Changes in Beneficial Ownership..............................................................39
PROPOSAL NO. 2  - RATIFICATION OF INDEPENDENT AUDITORS...........................................................40
         Audit Fees..............................................................................................40
         Audit Committee's Pre-Approval Policies and Procedures..................................................40
         Required Vote and Recommendation........................................................................41
Availability of Form 10-K........................................................................................41
Shareholder Proposals............................................................................................41
OTHER MATTERS....................................................................................................41
EXHIBIT A - Audit Committee Charter..............................................................................42


GENERAL INFORMATION FOR SHAREHOLDERS

The following information is furnished in connection with the solicitation of the accompanying proxy by and on behalf of the Board of Directors of North Bay Bancorp ("the Company" or "North Bay") for use at the Sixth Annual Meeting of Shareholders to be held at Copia, 500 First Street, Napa, California, 94559, on Thursday, May 12, 2005, at 7:00 p.m. Only shareholders of record at the close of business on March 18, 2005, (the "Record Date") will be entitled to notice of and to vote at the Annual Meeting. On the Record Date, the Company had outstanding 3,698,925 shares of its Common Stock, all of which will be entitled to vote at the Annual Meeting and any adjournments thereof. This proxy statement will be first mailed to shareholders on or about April 13, 2005.

As many of the Company's shareholders are not expected to personally attend the Annual Meeting, the Company solicits proxies so that each shareholder is given an opportunity to vote. Shares represented by a duly executed proxy in the accompanying form, received by the Board of Directors prior to the Annual Meeting, will be voted at the Annual Meeting. A shareholder executing and delivering the enclosed proxy may revoke the proxy at any time prior to exercise of the authority granted by the proxy by:

     o filing with the Secretary of the Company an instrument revoking it or a duly executed proxy bearing a later date; or

     o    attending the meeting and voting in person.

A proxy is also revoked when written notice of the death or incapacity of the maker of the proxy is received by the Company before the vote is counted.

If a shareholder specifies a choice with respect to any matter on the accompanying form of proxy, the shares will be voted accordingly. If no specification is made, the shares represented by this proxy will be voted in favor of election of the nominees specified and in favor of the specified proposals.

Each shareholder of record is entitled to one vote for each share held on all matters to come before the Annual Meeting. As a result of an amendment to Bylaws approved at the Company's 2003 Annual Meeting of Shareholders, cumulative voting on the election of directors has been eliminated

The proxy  committee  is  composed  of two  officers  of the  Company,  Terry L.
Robinson and Wyman G. Smith, who will vote all shares of Common Stock represented by the proxies. However, the proxy committee cannot vote the shares of the shareholder unless the shareholder signs and returns a proxy card. Proxy cards also confer upon the proxy committee discretionary authority to vote the shares represented by the proxy cards on any matter that was not known at the time this Proxy Statement was mailed, which may properly be presented for action at the Annual Meeting including a motion to adjourn, and with respect to procedural matters pertaining to the conduct of the Annual Meeting. The total expense of management soliciting proxies will be borne by the Company. While proxies are normally solicited by mail, proxies may also be directly solicited by officers, directors and employees of the Company. The officers, directors and employees will not be compensated for this service beyond normal compensation to them.

The voting of proxies will be tabulated by a representative of Registrar and Transfer Company, which has been appointed as the Company's independent inspector of election. The inspector of election will be present at the meeting in order to tabulate the voting of any proxies returned and ballots cast at that time. Except as required by law, the vote indicated on each individual proxy card and ballot will be held confidential.

Abstentions and broker non-votes are each included in the determination of the number of shares present and voting for the purpose of determining whether a quorum is present, and each is tabulated separately. In determining whether a proposal has been approved, abstentions are counted in tabulations of the votes cast on proposals presented to shareholders and have the effect of a vote "against" the proposals.

If you hold your shares in street name and do not provide voting instructions to your broker, your broker cannot vote your shares on any proposal on which your broker does not have discretionary authority to vote. This is called a broker non-vote. Broker non-votes will not be counted in tabulations of votes cast on proposals. Brokers may vote in their discretion on routine matters. Under Nasdaq rules, the election of directors and the ratification of auditors are routine matters. If you do not vote your shares held in street name, your broker has authority to vote on your behalf.

A copy of the Annual Report of the Company for the fiscal year ended December 31, 2004, accompanies this Proxy Statement. Additional copies of the Annual
Report are available upon request to Pansy F. Smith, Assistant Corporate Secretary of the Company.

PRINCIPAL SHAREHOLDERS

As of March 18, 2005, the following persons were known by the Company to beneficially own more than five percent (5%) of the outstanding Common Stock:


                           Relationship                   Number of Shares           Percent of Class  1
Name and Address           with Company                   Beneficially Owned         Beneficially Owned
---------------------------------------------------------------------------------------------------------
Houghton Gifford, M.D.     Director Emeritus  2                189,637                     5.10%
3219 Vichy Avenue.         of The Vintage Bank
Napa, CA  94558

------------------------
1 In computing the percentage of outstanding Common Stock owned beneficially, the number of shares beneficially owned has been divided by the number of outstanding shares on the Record Date after giving effect to stock dividends paid through March 31, 2005, and assuming options exercisable, if any, by the named person within 60 days have been exercised.

2 Included in the total for Dr. Gifford are 189,637 shares held in the name of the Gifford Family Trust dated April 8, 1985, of which Dr. Gifford is trustee.

MATTERS TO BE CONSIDERED AT THE ANNUAL MEETING


PROPOSAL No. 1. -ELECTION OF CLASS A DIRECTORS

It is intended to elect six (6) nominees as Class A Directors of the Company to serve a three year term expiring at the 2008 Annual Meeting of Shareholders. All of the nominees are present members of the Board of Directors of the Company. If any nominee should refuse or be unable to serve, the proxies will be voted for any person the Board of Directors may designate to replace that nominee. The Board presently has no knowledge that any of the nominees will refuse or be unable to serve. The nominees (up to the number of directors to be elected) receiving the highest number of votes are elected.

As the result of a Bylaw amendment approved at the 2003 Annual Meeting of Shareholders, the Board of Directors has been classified into three (3) classes The term of office of the first class ("Class A") expires at the 2005 annual meeting of shareholders, the term of the second class ("Class B") will expire at the 2006 annual meeting of shareholders, and the term of office of the third class ("Class C") will expire at the 2007 annual meeting of shareholders. At subsequent annual meetings of shareholders, the number of directors to be elected will equal the number of directors with terms expiring at that annual meeting and the directors elected will be elected for a term of three (3) years, subject to the power of the Board of Directors, in its discretion, to increase or decrease the number of directors.

All nominees for Class A director  are  independent  directors as defined by the
rules  of  the  National  Association  of  Securities  Dealers,   Inc.  and  are
non-management directors.

The Board of Directors may increase or decrease the number of directors in one or more classes as may be appropriate whenever it increases or decreases the number of directors to constitute the full Board of Directors in order to ensure that the three classes shall be as nearly equal in number of directors as practicable. A director will hold office until the annual meeting for the year in which his or her term expires and until his or her successor is elected and qualified, subject, however, to prior death, resignation, retirement, disqualification or removal from office.

Information is provided below regarding the individual nominees and all other directors of the Company, as well as regarding the executive officers of the Company. Executive Officers serve on an annual basis and must be selected by the Board of Directors annually pursuant to the Bylaws of the Company.3 The ages stated are as of March 18, 2005. All directors are also directors of The Vintage Bank. In January 2005, Solano Bank merged with and into The Vintage Bank.

------------------------
3 As used throughout the Proxy Statement, the term "Executive Officer" means the President, Executive Vice President/Credit Administrator, Senior Vice President/Chief Financial Officer, Corporate Secretary, and Senior Vice
     President/Human Resources of North Bay; the President of Solano Bank, a Division of The Vintage Bank; and the President of The Vintage Bank.

Lauren Ackerman (Class B), 48, has been a member of the North Bay Bancorp Board since 2004 and a member of The Vintage Bank Board since 2003. She is currently Chairman of the Board of Copia: The American Center for Wine, Food and the Arts founded by Robert Mondavi. Ms. Ackerman spent 18 years in business development within the technology sector doing both consulting and founding/managing a technology marketing corporation prior to her current involvement with the nonprofit sector in the Napa Valley. Besides her involvement with North Bay Bancorp and Copia, Ms. Ackerman is also a Trustee of the Blue Oak School, an independent progressive school in Napa as well as a board member of the Community Foundation of the Napa Valley. Ms. Ackerman is a 2003 alumni of the Rockefeller Foundation's Global Philanthropy Workshop program based in New York. Ms. Ackerman has a B. A. in public relations from the University of Southern California as well as an M.B.A from Pepperdine University.

John B. Anthony III(Class A), age 53, has been a member of the North Bay Board since 2004 and previously served as a member of the Solano Bank Board. He is CEO of Jack Anthony Industries Inc. which owns and operates 10 car washes in Northern California. In 2005 he is also serving as the president of the International Car Wash Association. He has been active in Lion's International and recently served on the Board of Directors of the Vallejo Chamber of Commerce.

Lee-Ann Cimino, age 41, is Senior Vice President and Chief Financial Officer of North Bay and The Vintage Bank. Ms. Cimino joined The Vintage Bank in 1987. Prior to becoming employed by The Vintage Bank, Ms. Cimino served as Operations Manager for Lamorinda National Bank. Ms. Cimino is past treasurer of the Napa Valley D.A.R.E. Foundation and a member of the board of directors of Napa Valley Safe School Foundation. Ms. Cimino holds a Professional Masters of Banking graduate degree from the Graduate School of Banking at Louisiana State University.

Susan C. Fonseca, age 50, is Senior Vice President, Human Resources of North Bay. From 1990 until joining North Bay in 2002, Ms. Fonseca was employed by Wells Fargo Bank, serving as Vice President and Human Resources Manager from 1995 to 2002 and as Personnel Officer from 1990 to 1995. From 1988-1990, she was Employee Benefits Coordinator for Buffums Department Stores. Ms. Fonseca graduated from Kent State University with a B.A. degree in Spanish and Latin American Studies.

Thomas N. Gavin (Class A), age 52, is a Director of North Bay and The Vintage Bank and was a director and Chairman of the Board of Solano Bank from 2000. Mr. Gavin is 50% owner of Gavin & Schreiner, a general partnership, a benefit planning company started in 1985. He is also an insurance agent for New York Life, where he has been affiliated for over twenty-seven years. Mr. Gavin earned his Associate of Arts degree from Solano Community College and a B.A. in Sociology from the University of California at Davis. He completed his insurance agent education and was awarded his CLU from American College. He also holds a Chartered Financial Consultant degree from American College. Mr. Gavin has been active in professional and local civic and social organizations, including the Benicia Rotary Club (President 1994-1995), the Benicia Chamber of Commerce (President 1987); St. Patrick -St. Vincent High School Board of Regents
(President  1996);  and  the  Benicia  Mainstreet  Program  Board  of  Directors
(President 1988). He is also a former member of the Sutter-Solano Hospital Foundation Board and the Board of Directors for St. Dominic's Church in Benicia, where he has also coached basketball and softball for PAL.

David B. Gaw (Class C), age 59, is a Director of North Bay and Chairman of the Board of Directors. He has served as a director of The Vintage Bank since 1984 and is a former director of Solano Bank. Mr. Gaw has been engaged in the practice of law in Napa and Solano Counties for more than thirty-three years and is one of the founding members of Gaw, Van Male, Smith, Myers & Miroglio, a professional law corporation with offices in Napa, St. Helena, Fairfield, Vacaville and Redlands. Mr. Gaw is certified by the California State Board of Legal Specialization in Probate, Estate Planning, and Trust Law, and a Certified Elder Law Attorney by the National Elder Law Foundation. Mr. Gaw has served as President of the Napa County Bar Association. He is a member of The Queen of the Valley Hospital Foundation Board of Trustees and is a member of Boards of Directors of the Solano Community Foundation, and the North Bay Health Care Group. North Bay, Solano Bank and The Vintage Bank have retained the legal services of Mr. Gaw's law firm since their organization and North Bay and The Vintage Bank expect to retain the firm's services in 2005.

Fred J. Hearn, Jr. (Class B), age 51, has served as a Director of North Bay since 2000. He is also a director of The Vintage Bank and was a director of Solano Bank from 2000. Mr. Hearn is President of Hearn Pacific Corporation, a
general contracting company headquartered in Vacaville for more than twenty-seven years. He is also a member in Pacific Valley Development Company and, until this year, CEO of Pacific Concrete Construction Company, Inc. Mr. Hearn is an active member of the Vacaville Chambers of Commerce, and is a member of the founders club of the Solano Community Foundation. He has also served on the Notre Dame Parochial School Board as secretary and vice president. Mr. Hearn is presently serving on the Board of Directors of the Vacaville Public Education Foundation.

Conrad W. Hewitt (Class C), age 68, joined the Board of North Bay in November, 1999 and is a retired consultant. He is also a director of The Vintage Bank. He is a director for Varian, Inc. and is Chairman of the Audit Committee and a member of the Compensation and Nominating and Governance Committees. Mr. Hewitt is a Trustee of the Kalmanovitz Charitable Foundation. Also, he is a director of S&P Company and a director of Pabst Brewing Company. He also serves as Chairman of the Pabst Brewing Company Audit and Compensation Committees. Additionally, he is a director of Spectrum Organic Products, Inc. and is Chairman of the Audit Committee and a member of the Compensation Committee. He is also an advisory director for Private Capital Corporation. Mr. Hewitt served as Superintendent of Banks and Commissioner, Department of Financial Institutions, State of
California from 1995 to 1998. Prior to 1995, Mr. Hewitt was the Managing Partner, North Bay Area, of Ernst & Young and was employed by Ernst & Young for thirty-three years until his retirement. Mr. Hewitt is a Certified Public Accountant. Mr. Hewitt received a B.S. in Finance and Economics from the University of Illinois and did post-graduate work at the University of Southern California.

Connie Klimisch (Class B), age 50, is a director of North Bay and The Vintage Bank and served as a Director of Solano Bank from 2003. She and her husband own and operate Klimisch's Inc. Collision Repair. She is active in the Vallejo community. She serves on the board of the Chamber of Commerce of Vallejo and is currently holding the position of past chair. She is also very involved in the Rotary Club of Vallejo and has served on their board twice.


Richard S. Long (Class C), age 60, is a director of North Bay and is also a director of The Vintage Bank. He presently serves as Chief Executive Officer of Regulus Group, LLC. Mr. Long has over thirty years of entrepreneurial and executive management experience. Regulus is a remittance processor for major banks and corporations with over twenty locations in the United States. In 1998 Mr. Long sold his company, Quantum Information Corporation, to Regulus. Quantum, which has now been merged into Regulus, is an information distribution management company that outsources the processing, printing and distribution of time critical financial documents. Prior to Quantum, Mr. Long spent seventeen years in the industrial gas and equipment business. Starting in sales and moving through management to CEO and owner of Bayox, Inc., which he sold to Union Carbide Corporation in 1983. Mr. Long then bought out the investment group that started Boboli and subsequently sold the United States and Canadian segments of this business to General Foods in 1988. The international segment of this business was sold in 1995.

Thomas H. Lowenstein (Class A), age 62, is a director of North Bay and has served as a Director of The Vintage Bank since 1988. He is President of North Bay Plywood, a company engaged in the manufacture and sale of building materials. Mr. Lowenstein has been active in the affairs of St. Apollinaris School, Product Services Incorporated (PSI) and the Justin High Foundation, having served on the boards of St. Apollinaris School and PSI and as a Past President of St. Apollinaris School Board.

Thomas F. Malloy (Class B), age 62, is a director and past Chairman of the Board of North Bay and former Chairman of the Board of The Vintage Bank, where he has served as a director since 1984. He is an insurance broker and a retired Member of Malloy Imrie & Vasconi Insurance Services LLC with offices in Napa and St. Helena. He is also a member of MMV Building LLC. Mr. Malloy is a member and Past President of the Napa County Independent Insurance Agents Association and Past President of the Napa Active 20-30 Club. Mr. Malloy received a B.S. degree in business from Santa Clara University.

Kathi Metro, age 50, is the Executive Vice President and Credit Administrator of North Bay and Executive Vice President and Credit Administrator of The Vintage Bank. She was employed by The Vintage Bank from 1985 to 2000. Prior to becoming employed by The Vintage Bank, Ms. Metro was an Assistant Vice President and Branch Manager of Napa Valley Bank. She is currently a member of the Board of Directors of the North Napa Rotary Club, serves as President of the Board of Directors of the Napa Valley College Foundation, and is a member of the California Bankers Association Real Estate Legislation Committee. Ms. Metro is also a Director and Audit Committee Chair of SAFE BIDCO, a state assisted fund for enterprise, business, and industrial development. Ms. Metro is a 1993 graduate of the Graduate School of Banking, Pacific Coast Banking School, University of Washington.

John A. Nerland, age 40, is President of Solano Bank, a division of The Vintage Bank. Prior to his employment with Solano Bank, Mr. Nerland was a Region Manager at Civic Bank of Commerce. Mr. Nerland also held various positions with WestAmerica Bank, including, Regional Vice President of WestAmerica's San Rafael Region. Mr. Nerland currently sits on the boards of Sutter-Solano Hospital Foundation, Vacaville Museum, and Solano Economic Development Corporation. He is currently a member of the Vacaville Noon Rotary Club. Mr. Nerland received his B.S. in Finance from Arizona State University and an M.B.A. from San Francisco State University.

Andrew Nicks, M.D., FACR (Class A), age 61, has been a member of the Radiology Medical Group of Napa, Inc. since 1976, and serves as its president. He received his college degree from the University of Wisconsin, his medical degree from the Medical College of Wisconsin (Marquette) and his Radiology residency at Letterman Hospital in San Francisco. He was elected Chief of Staff at Queen of the Valley Hospital and has been awarded Fellowship in the American College of Radiology. He has served as a member of the Board of Directors of the Partnership Health Plan of California, the Board of Directors of Napa Valley Country Club and the Board of Trustees of Queen of the Valley Hospital. Dr. Nicks has been a Director of The Vintage Bank since 2000 and of the North Bay Bancorp since 2004.

Terry L. Robinson (Class C), age 57, is President and Chief Executive Officer and a Director of North Bay. He is also a Director and Chief Executive Officer of The Vintage Bank and was a Director of Solano Bank. He was employed by The Vintage Bank beginning in 1988. Mr. Robinson is a past president of the Western Independent Bankers. Prior to joining The Vintage Bank, Mr. Robinson served as Executive Vice President and a member of the Board of Directors of American Bank of Commerce in Boise, Idaho. Mr. Robinson is a past founding director the Community Foundation of Napa Valley and was Co-Chair of the Napa Boys and Girls Club capital campaign. He currently serves as a member of the Queen of the Valley Hospital Foundation Board of Trustees. He is also an organizer and proposed director of Idaho First Bank (Proposed). Mr. Robinson holds a B.S. in Business and Accounting from the University of Idaho and a M.B.A. in finance from U.C. Berkeley.

Thomas Shelton (Class B), age 52, a 1974 graduate of Wake Forest University with a Bachelor's Degree in Politics, Mr. Shelton began his graduate studies in Political Science at the University of Maryland in 1975. He has served as a director of North Bay and The Vintage Bank for the past year. He is the President & CEO of Joseph Phelps Vineyards in St. Helena, CA. He has played an active role in wine industry issues. He served on the Board of Directors of Napa Valley Vintners Association from 1996-2000 and served as President of the trade organization in 1999. As one of the founders of Free the Grapes, he has endorsed reform of the mandatory three-tier system of wine distribution in the United States. He has also served as a representative to the Board of Directors of the Wine Institute, and is active with the Coalition for Free Trade. He was appointed to the Napa County Watershed Oversight Committee and continues to serve on the board of the Napa County Watershed Information Center.

Wyman G. Smith, age 54, is Corporate Secretary of North Bay Bancorp and The Vintage Bank and has served as such since the organization of each entity. He was also Corporate Secretary of Solano Bank. Mr. Smith has been engaged in the practice of law in Napa and Solano Counties for more than twenty-nine years and is one of the senior members of Gaw, Van Male, Smith, Myers & Miroglio, a professional law corporation, with offices in Napa, St. Helena, Fairfield, Vacaville and Redlands. Mr. Smith chairs the firm's business and real estate department and is a member of the American Bar Association business and banking law section and the State Bar of California business law section. Mr. Smith has served as president of the Napa County Bar Association. He is a former member of the Queen of the Valley Hospital Board of Trustees and past Chairman of the Board of Trustees. Mr. Smith is a former Trustee and President of the Queen of the Valley Hospital Foundation. He is a member and President of the Board of Directors of the Napa Valley Economic Development Corporation, in the past he served as a member of the Board of Directors of the Solano County Economic Development Corporation, and he is a member of the Rotary Club of Napa. North Bay Bancorp, The Vintage Bank and Solano Bank have retained the legal services of Mr. Smith's law firm since their organization and North Bay and The Vintage Bank expect to retain the firm's services in 2005.

Stephen Spencer (Class A), age 54, is a Director of North Bay Bancorp and The Vintage Bank and was a founding shareholder and board member of Solano Bank. Mr. Spencer oversees three companies. He has been President of Gateway Realty since 1981, President of Solano Property Management since 1987, and President and Founding Principal of Premier Commercial since 1995. He has been a licensed Real Estate Broker since 1977 and Attorney since 1979, and is a current member of the Solano Commercial Brokers. Past President and Chair of numerous organizations, including Professional Standards Committee of the Northern Solano Association of Realtors, Solano Affordable Housing, Fairfield/Suisun Chamber of Commerce, etc. Mr. Spencer received his B.A. from Drake University, and his J.D. from Western State University.

Denise Suihkonen (Class A), age 48, is a director of North Bay and The Vintage Bank and served as a director of Solano Bank from its inception in 2000 and as chairperson of the board prior to the merger of Solano Bank into The Vintage Bank. She is a CPA and a partner in Suihkonen CPAs and Consultants LLP, located in Vacaville. She is active in the community, serving as a Housing and Redevelopment commissioner for the city of Vacaville and on the board of the Vacaville Ballet, Vacaville Soroptimist, Vacaville Police Activities League, and the Vacaville Chamber of Commerce.

Glen C. Terry, age 53, is the President of The Vintage Bank. Until April 1, 2002 he was President, Chief Executive Officer, Chief Credit Officer, and a Director of Solano Bank. Prior to the opening of Solano Bank, beginning in 1999, he served as Senior Vice President and Solano Region Manager of The Vintage Bank. Prior to being employed by Solano Bank, Mr. Terry was President of the Solano Region of Sierra West Bank, President & CEO of Napa Valley Bank, and previously held other positions at WestAmerica Bank. Mr. Terry has also worked with First Interstate Bank and Zions First National Bank. Mr. Terry is an alumnus of Leadership Santa Rosa and has served on the Santa Rosa Design Review Board, the Santa Rosa Chamber of Commerce and Clinic Ole. He is a member of the Boards of the Napa Chamber of Commerce, Junior Achievement of the Redwood Empire and Napa, and the Western Independent Bankers Association. Additionally, he is a Board member and Treasurer of the Community Foundation of Napa Valley and a Board member, Trustee, and Treasurer of the Queen of the Valley Hospital Foundation. Mr. Terry received a B.S. in Political Science from Utah State University and an M.B.A. from the University of Utah.

James E. Tidgewell (Class A), age 59, is a Director of North Bay and former Chairman of the Board of The Vintage Bank and has served as a Director of The Vintage Bank since 1988. He is a certified public accountant and partner in the accounting firm of G & J Seiberlich & Co LLP, with which he has been associated since 1976. Mr. Tidgewell received a B.S. degree in accounting from the University of Notre Dame in 1968 and thereafter spent approximately five years as an accountant with Price Waterhouse & Co. Mr. Tidgewell is a member of the American Institute of Certified Public Accountants and the California Society of Certified Public Accountants. He is a past president of the Napa Active 20-30 Club, a member of the Napa Rotary Club, a member of the Board of Trustees of Queen of the Valley Hospital, and an honorary member and past president of The Queen of the Valley Hospital Foundation Board of Trustees.

During 2004, the Company's Board of Directors met eleven (11) times. All of the Directors of the Company standing for reelection attended more than 75% of the aggregate of (1) the total number of meetings of the Board and (2) the total number of meetings held by all committees of the Board on which she or he served, except for Director Stephen Spencer who attended 60.7% of such meetings.

No director of the Company holds a directorship in any other company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended, or subject to the requirements of Section 15(d) of that Act or any company registered as an investment company under the Investment Company Act of 1940, except for Conrad W. Hewitt who is also a director of Spectrum Organic Products, Inc. and of Varian, Inc. No director or executive officer of the Company has any family relations with any other director or executive officer of the Company.


COMMITTEES AND MEETINGS OF THE BOARD OF DIRECTORS

The Company has standing Audit, Compensation, and Nominating and Governance Committees.

Audit Committee

The Audit Committee, which, during 2004, consisted of Conrad W. Hewitt as chairman, Thomas H. Lowenstein, James E. Tidgewell, Denise Suihkonen, and John
B. Anthony III, met eight (8) times during the fiscal year ended December 31, 2004. The functions of the Audit Committee are to engage and oversee the Company's firm of independent public accountants who audit the books and records of the Company for the fiscal year for which they are appointed, to approve each professional service rendered by the accountants and to evaluate the possible effect of that service on the independence of the Company's accountants. The Audit Committee also reviews internal controls and reporting procedures of the Bank's branch offices and periodically consults with the independent auditors with regard to the adequacy of internal controls.

During 2005, the Audit Committee will consist of Conrad W. Hewitt as chairman, Lauren Ackerman, John B. Anthony III, Thomas H. Lowenstein, and James E. Tidgewell

Each member of the audit committee is independent as defined by current rules of the National Association of Securities Dealers.


Financial Expert

The Board of Directors has determined that it has a financial expert serving on the Company's audit committee. The audit committee's financial expert is Director Conrad W. Hewitt. As mentioned above, as with all members of the audit committee, Mr. Hewitt is independent as defined by current rules of the National Association of Securities Dealers, Inc.


REPORT OF AUDIT COMMITTEE
-------------------------

NOTWITHSTANDING ANYTHING TO THE CONTRARY SET FORTH IN ANY OF THE COMPANY'S FILINGS UNDER THE SECURITIES ACT OF 1933 OR THE SECURITIES EXCHANGE ACT OF 1934, THE FOLLOWING REPORT OF THE AUDIT COMMITTEE WILL NOT BE INCORPORATED BY REFERENCE INTO ANY FLINGS AND WILL NOT OTHERWISE BE DEEMED FILED UNDER THOSE ACTS.

North Bay Bancorp (March 16, 2005)

The Audit Committee of the North Bay Bancorp Board of Directors (the "Audit Committee") oversees the Company's accounting and financial reporting process and the audits of the Company's financial statements, as further detailed in the Committee's Charter attached as Appendix A to this Proxy Statement. All members of the Audit Committee are independent directors as defined in the rules of the National Association of Securities Dealers, Inc., and are non-management directors. In 2004 the members of the Audit Committee were Conrad Hewitt (Chairman and financial expert), Thomas H. Lowenstein, Denise Suihkonen, John B. Anthony III and James E. Tidgewell. In 2005 the members of the Audit Committee are Conrad Hewitt (Chairman and financial expert), Thomas H. Lowenstein, John B. Anthony III, James E. Tidgewell and Lauren Ackerman.

Management is responsible for the Company's internal controls and its financial reporting process. The Company's independent accountants, KPMG LLP, are responsible for performing an independent audit of the Company's consolidated financial statements in accordance with generally accepted auditing standards and to issue a report thereon. The Audit Committee monitors and oversees these processes. The Audit Committee selects the Company's independent accountants and approves all non-audit services provided to the Company by its independent accountants.

In this context, the Audit Committee has met and held discussions with management and KPMG LLP. Management has represented to the Audit Committee that the Company's consolidated financial statements were prepared in accordance with generally accepted accounting principles, and the Audit Committee has reviewed and discussed the consolidated financial statements with management and KPMG LLP. The Audit Committee discussed with KPMG LLP matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees).

KPMG LLP also provided to the Audit Committee the written disclosures required by Independent Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and the Audit Committee discussed with KPMG LLP that firm's independence.

Based on the Audit Committee's discussion with management and KPMG LLP and the Audit Committee's review of the representation of management and the report of KPMG LLP to the Audit Committee, the Audit Committee recommended that the Board of Directors include the audited consolidated financial statements in the Company's Annual Report on Form 10-K for the year ended December 31, 2004 filed with the Securities and Exchange Commission.

The Audit Committee has also considered whether the provision of services by KPMG LLP not related to the audit of the financial statements referred to above and to the reviews of interim financial statements included in the Company's 10-Qs for the quarters ended March 31, June 30 and September 30, 2004, is compatible with maintaining KPMG LLP's independence.

Respectfully submitted by the Audit Committee,

Conrad Hewitt (Chair), John B. Anthony III, Lauren Ackerman, Thomas H. Lowenstein, and James E. Tidgewell

Compensation Committee

The Compensation Committee which during 2004 consisted of Richard S. Long, as chair, Andrew Nicks, M.D., Thomas N. Gavin, Thomas F. Malloy, and Stephen Spencer met six (6) times during the fiscal year ended December 31, 2004. The principal functions of the Compensation Committee are, subject to approval of the Board of Directors, to establish personnel policies, set compensation for senior officers, establish employee benefit programs and review the performance of senior officers.

During 2005, the Compensation Committee will consist of Richard S. Long as chair, Thomas N. Gavin, Thomas F. Malloy, and Stephen Spencer.

Each member of the compensation committee is independent as defined by current rules of the National Association of Securities Dealers, Inc.

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION
-------------------------------------------------------

North Bay Bancorp (March 16, 2005)

The Compensation Committee of the Board of Directors establishes and administers the Company's executive compensation programs. All members of the Committee are independent directors as defined in the rules of the National Association of Securities Dealers, Inc. and are non-management directors. The goals of the Company's executive compensation programs are to:

     1.   Align executive compensation with shareholders interests;

     2.   Attract, retain, and motivate a highly competent executive team;

     3.   Link compensation to Company and individual performance; and

     4.   Achieve a balance between short-term and long-term performance.

CEO Compensation: The Compensation Committee reviews and approves all components of the CEO's compensation, including salary, incentive compensation, equity and long-term incentive compensation, accumulated realized and unrealized stock option gains, the dollar value to the CEO and the cost to the Company of all perquisites and other personal benefits, the projected payout obligations under the CEO's supplemental executive retirement plan and under potential severance and change-in-control scenarios, and all other compensation as described in the Executive Compensation section of this Proxy Statement. A spreadsheet setting forth all of the above components and affixing dollar amounts under the various payout scenarios was prepared and reviewed by the Committee. Based on this review and a subjective evaluation of performance and purposes, the Committee finds the CEO's compensation (and, in the case of severance and change-in-control scenarios, the potential payouts) in the aggregate to be reasonable and not excessive.

It should be noted that when the Committee considers any component of the CEO's total compensation, the aggregate amounts and mix of all the components, including accumulated (realized and unrealized) option gains are taken into consideration in the Committee's decisions. The CEO is not present during discussion or deliberation of his own compensation.

Other Executive Officer Compensation: The Committee reviews and approves recommendations of the Company's CEO for all elements of executive compensation. Salary adjustments are determined by a subjective evaluation of performance. No executive officer of the Company is present during discussion or deliberation of his or her own compensation.

Incentive Compensation: Approximately 20% to 40% of executive cash compensation is contingent upon Company performance and adjusted as appropriate for individual performance. Grants under the Company's stock option plan are designed to further strengthen the linkage between shareholder return and executive compensation. The Committee recommends and the independent directors of the Company annually determines targets for revenues, earnings, return on assets and return on equity to be used as the measurement points for decisions regarding executive compensation. Bonuses are awarded in amounts determined in accordance with an incentive plan recommended by the Committee and approved by the independent directors of the Company. The incentive plan relates the amount of bonuses paid to the performance of the Company. 22.6% of the CEO's compensation for 2004 was a result of a bonus awarded in accordance with the Company's performance.

Internal Pay Equity: In addition to periodically reviewing executive compensation in light of Company and individual performance, the Compensation Committee periodically compares all components of compensation of Company executive officers with compensation for comparable positions in the community banking industry for the purpose of evaluating the competitiveness of the Company's executive compensation and determining internal pay equity within the Company. In the process of reviewing each component of executive officer compensation separately, and in the aggregate, the Committee considers a spreadsheet showing internal pay equity within the Company. This spreadsheet shows the relationship between each senior management level of compensation within the Company (e.g., between the CEO, CFO, Executive VPs and Senior VPs). The comparison includes all components of compensation (as previously described), both individually and in the aggregate.

The Committee believes that the relative difference between CEO compensation and the compensation of the Company's other senior executives has not increased significantly over the years. The comparisons in the Company's internal pay equity study go back three years and the percentage differences are not significantly different today from then. Over the period reviewed, our CEO's total annual compensation as described in the Summary Executive Compensation Table in the Executive Compensation section of this Proxy Statement has been in the range of 1.4 times the compensation of the next highest paid executive officer.

Respectfully submitted by the Compensation Committee,

Richard S. Long, Chair, Thomas N. Gavin, Thomas F. Malloy and Stephen Spencer.

Nominating and Governance Committee

The Nominating and Governance Committee was established in January 2004 and consists of David B. Gaw, as chair, Fred W. Hearn, Richard S. Long, Thomas F. Malloy, and Connie Klimisch. The principal functions of the Nominating and Governance Committee are to identify and review the qualifications of nominees for director and to recommend nominees to the Company's Board of Directors, receive and evaluate communications from shareholders to the Board of Directors, annually review the Committee's Charter and the Company's corporate governance guidelines, annually conduct an assessment of the Board/s performance, periodically assess individual director performance and the performance of the Chairman of the Board of Directors, annually report to the Board of Directors on director development and succession planning, and develop and recommend an education program for the directors of the Company. Each member of the Nominating and Governance Committee is independent as defined by current rules of the National Association of Securities Dealers, Inc.

For the 2005 annual election of directors the Nominating and Governance Committee recommended the six (6) nominees for Class A director listed in this Proxy Statement under PROPOSAL No. 1 - ELECTION CLASS DIRECTORS for election by the shareholders.

The Nominating and Governance Committee has a charter, a current copy of which is available to shareholders on the Company's web-site. The Company's web-site is located at www.northbaybancorp.com.

The Nominating and Governance Committee will consider director candidates recommended by securities holders if the procedures contained in the Company's Bylaws are followed. These procedures are described in the NOTICE OF ANNUAL MEETING included with this Proxy Statement.

The Nominating and Governance Committee Charter contains a description of the minimum qualifications for Nominating and Governance Committee recommended nominees. The minimum qualifications are:

     o    high personal and professional integrity,
     o demonstrated exceptional analytical ability and judgment with an emphasis on strategic thinking,
     o    ability to read and understand fundamental financial statements,
     o genuine interest in serving the Company and willingness to commit sufficient time, and
     o    share ownership.

The Nominating and Governance Committee conducts an annual review of the skills and characteristics that should be reflected in the composition of the Board as a whole. As a result of the review the Nominating and Governance Committee will identify the desired skills and characteristics that are not presently reflected in the composition of the Board as a whole recognizing that the skills and characteristics of the members of the Board will change from time to time. The Nominating and Governance Committee will take into consideration any evaluation of the performance of the incumbent directors. The Nominating and Governance Committee will survey the Board and management of the Company for potential nominee recommendations and consider any shareholder-recommended nominees.
Shareholder-recommended nominees and Nominating and Governance Committee nominees will be evaluated in the same manner including, but not limited to:

     o    examination of the curriculum vitae of nominees,
     o    interviews,
     o    background checks, and
     o    verification of references.

The Nominating and Governance Committee has authority to engage a third party to identify, or evaluate or assist in evaluating, potential nominees.

The Nominating and Governance Committee did not engage a third party to perform any functions in connection with identifying or evaluating the nominees listed and identified in this Proxy Statement.

Compensation Committee Interlocks and Insider Participation in Compensation Decisions

There were no interlocking relationships where (a) an executive officer of North Bay or the Banks served as a member of the compensation committee of another entity, one of whose executive officers served on the Compensation Committee of North Bay or the Banks; (b) an executive officer served as a director of another entity, one of whose executive officers served on the Compensation Committee of North Bay or the Banks; or (c) an executive officer of North Bay or the Banks served as a member of the compensation committee of another entity, one of whose executive officers served as a director of North Bay or the Banks.

Shareholder Return on Performance Graph

The following graph compares changes in the value of $100 invested on November 14, 1999 in the Company's Common Stock, in the Nasdaq Stock Market (U.S ) Index and in an industry index. The Company's current industry index is the SNL NASDAQ Bank Index. Also included is a comparison to the NASDAQ BANK Index which was the industry for used for the previous. The change in industry index was made because, although the two indices are substantially [reason for change]

                      [TOTAL PERFORMANCE GRAPH GOES HERE]

                                                                          Period Ending
                                             ------------------------------------------------------------------------
Index                                          12/31/99     12/31/00    12/31/01    12/31/02    12/31/03    12/31/04
-------------------------------------------- ----------- ------------ ----------- ----------- ----------- -----------
North Bay Bancorp                                100.00        84.73       89.79      122.94      146.66      223.48
NASDAQ Composite                                 100.00        60.82       48.16       33.11       49.93       54.49
NASDAQ Bank Index*                               100.00       114.23      123.68      126.65      162.92      186.45
SNL NASDAQ Bank Index                            100.00       115.45      125.66      129.25      166.83      191.21

*Source:  CRSP, Center for Research in Security Prices, Graduate School of Business, The University of Chicago 2005.
 Used with permission.  All rights reserved.  crsp.com.

COMMUNICATION BY SECURITY HOLDERS WITH THE BOARD OF DIRECTORS

The Company's Board of Directors provides a process for shareholders to send communications to the Board of Directors. The manner in which shareholders can communicate with the Board of Directors and the Company's process for determining which communications will be relayed to the Board of Directors is available to shareholders on the Company's web-site. The Company's web-site is located at www.northbaybancorp.com.


Policy Regarding Director Attendance at Annual Meetings
-------------------------------------------------------

The Board of Directors has adopted a policy requiring all directors to attend annual meetings of shareholders. At the 2004 Annual Meeting of Shareholders seven (7) of the nine (9) incumbent directors were present.

SECURITY OWNERSHIP OF MANAGEMENT


The following table provides information as of March 18, 2005, pertaining to beneficial ownership of the Company's Common Stock by those persons nominated for election as directors and the Named Executive Officers listed in the Summary Executive Compensation Table, as well as with respect to all directors and executive officers as a group. The information contained in this table has been obtained from the Company's records or from information furnished directly by the individuals to the Company. The numbers in the column entitled "Number of Shares Beneficially Owned" reflect stock dividends paid through March 31, 2005. 4 The table should be read with the understanding that more than one person may be the beneficial owner of, or possess certain attributes of beneficial ownership with respect to, the same shares.

------------------------
4 Upon the payment of a stock dividend, all unexercised stock options are automatically adjusted so that the aggregate purchase price and the fractional proportion of outstanding stock represented by the options remain unchanged.


                                                                      Number of
                                                                      Shares
                                                                      Beneficially
Name                           Nature of Position                     Owned               Ownership      Percent5
----                           ------------------                     ------------        ---------      --------
Lauren Ackerman                Director of North Bay                      2,855            6,7             0.07%
                               and The Vintage Bank

John B. Anthony III            Director of North Bay                     10,829            6,8             0.28%
                               and The Vintage Bank

Lee-Ann Cimino                 Senior Vice President                     15,001            6,9             0.39%
                               and Chief Financial
                               Officer of North Bay and
                               The Vintage Bank

Susan C. Fonseca               Senior Vice President,                    10,606            6,10            0.27%
                               Human Resources of North
                               Bay

Thomas N. Gavin                Director of North Bay                     14,316            6,11            0.37%
                               of  The Vintage Bank

David B. Gaw                   Chairman of the Board                     39,031              12            1.00%
                               and Director of North
                               Bay and of The Vintage
                               Bank

Fred J. Hearn                  Director of North Bay                     22,153            6,13            0.57%
                               and The Vintage Bank

Conrad W. Hewitt               Director of North Bay                     19,417            6,14            0.50%
                               and The Vintage Bank

------------------------

5 In computing the percentage of outstanding Common Stock owned beneficially by each director and executive officer, the number of shares beneficially owned has been divided by the number of outstanding shares on the Record Date after (i) giving effect to stock dividends paid through March 31, 2005, and (ii) assuming options exercisable by the director and executive officer within 60 days have been exercised.


                                                                      Number of
                                                                      Shares
                                                                      Beneficially
Name                           Nature of Position                     Owned               Ownership      Percent5
----                           ------------------                     ------------        ---------      --------
Connie Klimisch                Director of North Bay                      7,840            6,15            0.20%
                               and The Vintage Bank

Richard S. Long                Director of North Bay                     41,050            6,16            1.05%
                               and The Vintage Bank

Thomas H. Lowenstein           Director of North Bay                     50,289            6,17            1.29%
                               and of The Vintage Bank

Thomas F. Malloy               Director of North Bay                    117,830            6,18            3.03%
                               and The Vintage Bank

Kathi Metro                    Executive V.P. and                        30,519            6,19            0.79%
                               Credit Administrator of
                               North Bay and The
                               Vintage Bank

John A. Nerland                President of  Solano                      17,634            6,20            0.45%
                               Bank, a Division of The
                               Vintage Bank

Andrew Nicks, M.D.             Director of North Bay                     25,068             21             0.64%
                               and The Vintage Bank

Terry L. Robinson              Director, President, and                 162,089             22             4.17%
                               CEO of North Bay and CEO
                               and Director of The
                               Vintage Bank

Thomas Shelton                 Director of North Bay                       3,905           6,23            0.10%
                               and The Vintage Bank


                                                                      Number of
                                                                      Shares
                                                                      Beneficially
Name                           Nature of Position                     Owned               Ownership      Percent5
----                           ------------------                     ------------        ---------      --------
Stephen Spencer                Director of North Bay                     15,188            6,24            0.39%
                               and The Vintage Bank

Denise Suihkonen               Director of North Bay                     14,324            6,25            0.37%
                               and The Vintage Bank

Glen C. Terry                  President of The Vintage                  30,095            6,26            0.77%
                               Bank

James E. Tidgewell             Director of North Bay                     21,968            6,27            0.57%
                               and of The Vintage Bank

All Current Executive                                                   706,430             28            17.59%
Officers and Directors as a
group (total of 22)

------------------------

6 Pursuant to California law, personal property held in the name of a married person may be community property as to which either spouse has the power and ability to manage and control in its entirety.

7 Included in the total for Ms. Ackerman are 2,855 shares as to which Ms. Ackerman holds options exercisable as of May 18, 2005.

8 Included in the total for Mr. Anthony are 3,477 shares held in the name of Jack Anthony Industries, Inc. 401(k) Plan, FBO John B. Anthony, III, of which he is a trustee and as to which he has shared voting power. Also included in the total for Mr. Anthony are 7,352 shares as to which Mr. Anthony holds options exercisable as of May 18, 2005.

9 Included in the total for Ms. Cimino are 1,248 shares as to which Ms. Cimino holds options exercisable as of May 18, 2005.

10 Included in the total for Ms Fonseca 1,760 shares held by her spouse in the name of Michael J. Drinker IRA Rollover as to which Ms. Fonseca may indirectly have shared voting power. Also included in the total for Ms. Fonseca are 8,327 shares as to which Ms. Fonseca holds options exercisable as of May 18, 2005;

11 Included in the total for Mr. Gavin are 1,300 shares held by NY Life Securities as custodian FBO Patrice M. Gavin as to which he may indirectly have shared voting power. Also included in the total for Mr. Gavin are 9,977 shares as to which Mr. Gavin holds an option exercisable as of May 18, 2005.

12 Included in the total for Mr. Gaw are 33,280 shares held in the name of the Gaw Family Trust dated September 22, 1999, of which he is the trustee; 284 shares held as custodian for a minor under the California Uniform Transfers to Minors Act, and 3,099 shares held for the Gaw, Van Male, Smith, Myers & Miroglio Profit Sharing Plan of which Mr. Gaw is a trustee as to which he has shared voting power and as to which he disclaims beneficial ownership. Also included in the total for Mr. Gaw are 1,698 shares as to which Mr. Gaw holds an option exercisable as of May 18, 2005.

13 Included in the total for Mr. Hearn are 10,055 shares held in the name of the Hearn Family Trust dated December 31, 1996 of which Mr. Hearn is a trustee and as to which he has shared voting power; 1,254 shares held by Diane E. Hearn as custodian for minors under the California Uniform Transfers to Minors Act as to which Mr. Hearn may have voting power; and 867 shares held in Joint Tenancy with Alma Haslett as to which he has shared voting power. Also included in the total for Mr. Hearn are 9,977 shares as to which Mr. Hearn holds an option exercisable as of May 18, 2005.

14 Included in the total for Mr. Hewitt are 6,322 shares held in the name of the Conrad W. Hewitt 2001 Trust and 246 shares held as separate property by Mr. Hewitt's wife. Mr. Hewitt disclaims beneficial ownership of the shares held by his wife. Also included in the total for Mr. Hewitt are 12,849 shares as to which Mr. Hewitt holds an option exercisable as of May 18, 2005.

15 Included in the total for Ms. Klimisch are 1,691 shares held by NFS/FMTC Rollover IRA FBO Dennis R. Klimisch as to which Ms. Klimisch may indirectly have shared voting power; 672 shares registered in the name of Connie L. Klimisch, Trustee, Dennis R. Klimisch Trustee FBO the Klimisch Family Trust dated March 25, 2997, and 4,955 shares as to which Ms. Klimisch holds an option exercisable as of May 18, 2005.

16 Included in the total for Mr. Long are 19,142 shares held in the Richard S. Long and Cynthia A. Long Trust dated September 15, 1993, of which Mr. Long is trustee; 8,159 shares held by Charles Schwab & Co. as custodian FBO Richard S. Long IRA dated 5-10-03; 900 shares held by Charles Schwab & Co. as custodian FBO Cynthia A. Long IRA dated 4/05/93 as to which Mr. Long may indirectly have shared voting power; and 12,849 shares as to which Mr. Long holds an option exercisable as of May 18, 2005.

17 Included in the total for Mr. Lowenstein are 42,382 shares held in the name of the Lowenstein Family Trust dated October 8, 1992, of which he is a trustee and as to which he has shared voting power; 6,208 shares held in the name of North Bay Plywood Profit Sharing Trust, of which he is a trustee and as to which he has shared voting power. Also included in the total for Mr. Lowenstein are 1,698 shares as to which Mr. Lowenstein holds an option exercisable as of May 18, 2005.

18 Included in the total for Mr. Malloy are 76,782 shares held in the name of the Malloy Family Trust dated August 31, 1990, of which he is a trustee and as to which he has shared voting power; and 36,090 shares held in the name of the Malloy Imrie & Vasconi Insurance Services LLC 401(k) Profit Sharing Plan of which he is not a trustee but as to which he may indirectly have shared voting power. Also included in the total for Mr. Malloy are 1,698 shares as to which Mr. Malloy holds an option exercisable as of May 18, 2005.

19 Included in the total for Ms. Metro are 1,807 shares as to which Ms. Metro holds options exercisable as of May 18, 2005.

20 Included in the total for Mr. Nerland are 81 shares held in the name of the Nerland Trust dated October 5, 2000, of which Mr. Nerland is the trustee; and 8,718 shares as to which Mr. Nerland holds an option exercisable as of May 18, 2005.

21 Included in the total for Dr. Nicks are 11,819 shares held in the name of Radiology Medial Group of Napa Pension and Profit Sharing Plan of which he is not a trustee but as to which he may indirectly have shared voting power; and 12,849 shares as to which Dr. Nicks holds an option exercisable as of May 18, 2005.

22 Included in the total for Mr. Robinson are 62,347 shares held in the name of Snake River Honey Co., Inc., of which he is a director and as to which he has shared voting power; and 3,938 shares as to which Mr. Robinson holds an option exercisable as of May 18, 2005.

23 Included in the total for Mr. Shelton are 2,855 shares as to which Mr. Shelton holds an option exercisable as of May 18, 2005.

24 Included in the total for Mr. Spencer are 432 shares held in Joint Tenancy with Christina Spencer as to which he has shared voting power; 432 shares held in Joint Tenancy with Stephanie Spencer as to which he has shared voting power; and 4,347 held in the name of Solano Gateway Realty, Inc. Profit Sharing Plan of which he is a trustee and as to which he has shared voting power. Also included in the total for Mr. Spencer are 9,977 shares as to which Mr. Spencer holds an option exercisable as of May 18, 2005.

25 Included in the total for Ms. Suihkonen are 2,170 shares held by Edward D, Jones & Co. as custodian FBO Andrew T. Suihkonen IRA as to which Ms. Suihkonen may indirectly have shared voting power; and 7 shares held in Tenancy in Common with Kristen D. Suihkonen as to which she has shared voting power. Also included in the total for Ms. Suihkonen are 9,977 shares as to which Ms. Suihkonen holds an option exercisable as of May 18, 2005.

26 Included in the total for Mr. Terry are 2,732 shares held by DLJ Investment Services Group FBO Shawna Terry IRA as to which he may indirectly have shared voting power. Also included in the total for Mr. Terry are 3,544 shares as to which Mr. Terry holds an option exercisable as of May 18, 2005.

27 Included in the total for Mr. Tidgewell are 1,698 shares as to which Mr. Tidgewell holds an option exercisable as of May 18 2005.

28 In computing the percentage of outstanding Common Stock owned beneficially by all Current Executive Officers and Directors as a group, it is assumed that those options granted to any member of the group which are exercisable within 60 days have been exercised and that therefore, the total number of outstanding shares of the class has been increased by 132,544, the number of shares subject to the exercisable options by all members of the group.

EXECUTIVE COMPENSATION

Summary Executive Compensation Table

The following table provides a summary of the compensation paid during each of the Company's last three completed fiscal years for services rendered in all capacities to Terry Robinson, the President and Chief Executive Officer of the Company and to Lee-Ann Cimino, Susan C. Fonseca, Kathi Metro, John A. Nerland, and Glen C. Terry, the only other executive officers of the Company whose annual compensation exceeded $100,000 during 2004. (Mr. Robinson, Ms. Cimino, Ms. Fonseca, Ms. Metro, Mr. Nerland, and Mr. Terry are sometimes collectively referred to as the "Named Executive Officers").

                                                                                               Long Term
                                                   Annual Compensation                    Compensation Awards
                                        ---------------------------------------     --------------------------------
                                                                                       Restricted       Securities        All Other
Name and Principal                                                Other Annual        Stock Awards      Underlying      Compensation
Position                       Year     Salary ($)    Bonus ($)   Compensation            ($)          Options (#)29         ($)
--------                       ----     ----------    ---------   ------------        ------------     -------------    ------------
Terry L. Robinson              2004         211,000      100,000        -0-               -0-             15,750           27,776
President and Chief            2003         204,999       52,700        -0-               -0-             9,923            28,282
Executive Officer              2002         198,125       55,000        -0-               -0-              -0-             26,755

Lee-Ann Cimino                 2004          90,583       32,000        -0-               -0-             2,678             8,377
Sr. V.P. and Chief             2003          88,083       17,600        -0-               -0-             2,315             8,127
Financial Officer              2002          85,167       21,000        -0-               -0-              -0-              7,478

Susan C. Fonseca Sr.           2004          86,583       32,000        -0-               -0-             2,678             6,945
V/P. Human Resources           2003          84,083       20,600        -0-               -0-              -0-              7,278
                               2002          81,333       20,000        -0-               -0-              -0-              1,609

Kathi Metro                    2004         125,833       48,000        -0-               -0-             4,253            16,502
Executive V.P. and Credit      2003         117,399       27,300        -0-               -0-             2,977            17,203
Administrator                  2002         113,333       28,000        -0-               -0-              -0-             16,169

John A. Nerland                2004         128,000       63,000        -0-               -0-             7,088            15,973
President of Solano Bank,      2003         119,166       35,600        -0-               -0-              -0-             11,360
Division of The Vintage        2002          81,458       24,000        -0-               -0-             17,364            4,339
Bank

Glen C. Terry                  2004         150,000       65,000        -0-               -0-             7,560            19,373
President of                   2003         145,833       39,000        -0-               -0-             4,961            19,855
The Vintage Bank               2002         137,917       39,000        -0-               -0-              -0-             18,544


------------------------

29 As adjusted for the split effective December 6, 2004 and the 5% stock dividend payable March 31, 2005.


The value of perquisites and other personal benefits are disclosed in other annual compensation if they exceed, in the aggregate, the lesser of $50,000 or 10% of salary and bonus. No amounts are reported in this column for Mr. Robinson, Ms. Cimino, Ms. Fonseca, Ms. Metro, Mr. Nerland or Mr. Terry since the value of perquisites and other personal benefits did not exceed the reporting threshold.

All other compensation for 2004 includes, for each Named Executive, $250, the value of one share of preferred stock of Vintage Capital Trust, the Vintage Bank's REIT.

All Other Compensation for each year includes contributions to The Vintage Bank's Profit Sharing and Salary Deferral 401(k) Plan. Contributions to the 401(k) Plan for Mr. Robinson were $15,375 in 2004, $16,553 in 2003, and $15,139 in 2002. Contributions to the 401(k) Plan for Ms. Cimino were $6,794 in 2004, $7,674 in 2003, and $7,040 in 2002. Contributions to the 401(k) Plan for Ms. Fonseca were $6,494 in 2004, $7,147 in 2003, and $1,478 in 2002. Contributions to the 401(k) Plan for Ms. Metro were $9,410 in 2004, $10,382 in 2003, and $9,378 in 2002. Contributions to the 401(k) Plan for Mr. Nerland were $9,625 in 2004, $5,227 in 2003, and $-0- in 2002. Contributions to the Bank's 401(k) Plan for Mr. Terry were $11,275 in 2004, $12,705 in 2003, $ 11,412 in 2002. Total
contributions to the 401(k) Plan for all Named Executives as a group were $58,964 in 2004, $59,688 in 2003, and $44,447 in 2002.

All Other Compensation for 2004 includes the economic value to Terry L. Robinson, Lee-Ann Cimino, Kathi Metro, and Glen C. Terry of split dollar life insurance death benefits provided by The Vintage Bank and Solano Bank pursuant to Endorsement Method Split Dollar Agreements entered into with these executive officers on October 1, 2001. By the terms of the Endorsement Method Split Dollar Agreements a portion of the death benefit of single premium life insurance policies purchased on the lives of the covered executive officers, depending on the age of the executive officer at the time of death, is paid to the executive officers' designated beneficiaries. At all times the bank is entitled to an amount equal to the cash value of the life insurance policies which are the subject of the Endorsement Method Split Dollar Agreements. The economic benefit included in All Other Compensation for the covered executive officers is as follows: $1,861 in 2004, $1,439 in 2003, and $1,326 in 2002 for Terry L.
Robinson; $389 in 2004, $368 in 2003, and $353 in for Lee-Ann Cimino; $630 in 2004, $600 in 2003, and $570 in 2002 for Kathi Metro; and $1,406 in 2004, $690
in 2003, $690 in 2002 for Glen C. Terry. Total economic benefit included in All Other Compensation for all covered executive officers was $4,286 in 2004, $3,097 in 2003, and $2,586 in 2002.

In 2001 The Vintage Bank and Solano Bank paid an aggregate single premium of $2,025,000 to purchase the life insurance policies that are the subject of the Endorsement Method Split Dollar Agreements. Management believes that the premium investment, after consideration of the non-taxable nature of earnings on certain insurance investments, produces a higher return than other taxable investments made in the normal course of business. Therefore, the net cost of the split dollar plan is believed to be nominal.

All Other Compensation for each year includes the economic benefit of group life insurance coverage in excess of $50,000 for the Named Executive Officers. The amounts included for Mr. Robinson were $1,290 in 2004, $1,250 in 2003, and

$1,290 in 2002. The amounts included for Ms. Cimino were $95 in 2004, $85 in 2003, and $85 in 2002. The amounts included for Ms. Fonseca were $201 in 2004, $131 in 2003, and $131 in 2002. The amounts included for Ms. Metro were $221 in 2004, $221 in 2003, and $221 in 2002. The amounts included for Mr. Nerland were $148 in 2004, $133 in 2003, and $89 in 2002. The amounts included for Mr. Terry were $442 in 2004, $442 in 2003, and $442 in 2002. The amounts included for all Named Executives as a group were $2,397 in 2004, $2,262 in 2003, and $2,258 in 2002.

By the terms of the Split Dollar Agreement dated November 21, 1994, The Vintage Bank agreed to pay $23,312 of the policy's total annual premium of $24,9222 for a period of ten years. Effective as of November 21, 2001, the Split Dollar Agreement was amended and Mr. Robinson assumed responsibility for the full amount of the premium. The Vintage Bank did not pay any share of the premium in 2003 or 2004 and, accordingly, no amount of the premium has been included in All Other Compensation for 2003 or 2004. As provided by the Split Dollar Agreement Mr. Robinson repaid all of the premiums paid by The Vintage Bank on or before November 21, 2004.

The taxable benefit of Mr. Robinson's benefits under the Director Supplemental Retirement Program described in the section of this proxy statement entitled "Compensation of Directors", is included in the amount covered under All Other Compensation in connection with Mr. Robinson's Endorsement Method Split Dollar Agreement, discussed above.

Option Grants and Exercises

The following table sets forth information concerning individual grants of stock options during fiscal year 2004 to each of the Named Executive Officers, as adjusted for the 3-for-2 stock split effective December 6, 2004 and for 5% stock dividends paid through March 31, 2005:

                                       Options Granted in Last Fiscal Year

                              No. of          % of Total Options      Exercise or
                            Underlying     Granted to Employees in        Base           Expiration      Grant Date
          Name            Options Granted        Fiscal Year          Price($/Sh.)          Date           Value30
------------------------- ---------------- ------------------------- --------------- ------------------- ------------
Terry Robinson,               15,750                  18%                $21.83       October 31, 2014     $71,500
President and CEO

Lee-Ann Cimino, Senior          2,678                 3%                 $21.83       October 31, 2014     $12,155
Vice President and
Chief Financial Officer

Susan C. Fonseca Senior         2,678                 3%                 $21.83       October 31, 2014     $12,155
Vice President, Human
Resources

Kathi Metro,                    4,253                 5%                 $21.83       October 31, 2014     $19,305
Executive Vice
President and Credit
Administrator

John A. Nerland,                7,088                 8%                 $21.83       October 31, 2014     $32,175
President of Solano
Bank, a Division of The
Vintage Bank

Glen C. Terry,                  7,560                 8%                 $21.83       October 31, 2014     $34,320
President of The
Vintage Bank

------------------------

30 Present value at date of grant using the Black-Scholes model

  The following table shows exercises of stock options during fiscal year 2004 by the Named Executive Officers and the value at December 31, 2004 of unexercised options on an aggregated basis held by each of those persons:


                               Aggregate Option Exercises in Last Fiscal Year and Year-End Option Values

                                                        Number of Securities Underlying       Value of Unexercised
                                             Value      Unexercised                           In-the-Money Options
                         Shares Acquired    Realized    Options At Fiscal Year-End            at Fiscal Year-End
                         on Exercise (#)      ($)       Exercisable/Unexercisable             Exercisable/Unexercisable
  --------------------------------------- ------------- --------------------------------      ------------------------------
  Terry Robinson,              21,107       201,216     Exercisable for          3,938        Exercisable       $ 21,898
  President and CEO                                     Unexercisable for       21,735        Unexercisable     $172,472

  Lee-Ann Cimino, Senior        -0-           -0-       Exercisable for          2,856        Exercisable       $ 34,494
  Vice President and                                    Unexercisable for        4,147        Unexercisable     $ 35,990
  Chief Financial Officer

  Susan C. Fonseca              -0-           -0-       Exercisable for          8,327        Exercisable       $129,467
  Senior Vice President,                                Unexercisable for        7,113        Unexercisable     $ 94,997
  Human Resources


  Kathi Metro,                  -0-           -0-       Exercisable for          5,828        Exercisable       $ 75,276
  Executive Vice                                        Unexercisable for        6,427        Unexercisable     $ 57,101
  President and Credit
  Administrator

  John A. Nerland,              -0-           -0-       Exercisable for          8,718        Exercisable       $ 98,098
  President of Solano                                   Unexercisable for       15,734        Unexercisable     $161,929
  Bank, a Division of
  The Vintage Bank

                                -0-            -0-      Exercisable for         19,625        Exercisable       $273,730
  Glen C. Terry,                                        Unexercisable for       12,998        Unexercisable     $128,481
  President of The
  Vintage Bank


For purposes of calculating the value of unexercised stock options as of December 31, 2004, it is assumed that the fair market value of the shares as of December 31, 2004 was $27.39 per share, as determined by the last reported trade on the Nasdaq National Market System in North Bay common stock on that date, as adjusted for the 3-for-2 stock split effective December 6, 2004 and for 5% stock dividends paid through March 31, 2005 .

Long Term Incentive Plans - Awards in Last Fiscal Year

There were no transactions in 2004 which require disclosure in a table for long-term incentive plan awards.

Employment Agreement and Termination of Employment and Change of Control Arrangements.

Terry L. Robinson. Effective March 1, 2004, North Bay Bancorp entered into an Employment Agreement with Mr. Robinson as President and Chief Executive Officer of the Company. As a result of the merger of Solano Bank into The Vintage Bank, Mr. Robinson's agreement was amended on March 28, 2005, to provide that he will also serve as Chief Executive Officer of The Vintage Bank. The initial term of the Robinson Agreement continues until the third anniversary after the effective date (March 1, 2007). Unless terminated by Mr. Robinson or the Company, at the end of the third year, or any subsequent year, the agreement will continue on a year to year basis. The agreement provided for an initial base salary of $212,000, and annual adjustments as determined by the Board of Directors in its sole discretion. During 2005, the base salary will continue to be $212,000. Mr. Robinson is also eligible to receive additional compensation under the terms of an incentive compensation plan adopted annually by the Board of Directors, participation in the Company's 401(k) Plan, paid time off in accordance with the Company's Employee Handbook, reimbursement of reasonable business expenses, and automobile allowance of $750 per month.

If Mr. Robinson's employment is terminated by reason of his death, termination by the Company for cause, or resignation, he will be entitled to be paid his salary then in effect through the effective date of termination. If he is terminated without cause, he will be entitled to six months salary.

The agreement provides that if within one year of the effective date of certain specified corporate changes, including a merger, sale, transfer of the company's assets or an effective change in control of the company, Mr. Robinson's employment is terminated by the Company, without cause, or terminated by him on account of the Company's constructive termination of his employment, he will be entitled to be paid an amount equal to three (3) times his annual salary then in effect plus the average of his incentive compensation for the two most recently completed fiscal years of the Company, increased by an additional amount so that the net amount retained by the executive, after deduction of any federal, state and local income tax, any excise tax and FICA Medicare withholding taxes will equal the total benefits contemplated by the agreement. This amount is payable over a period of thirty-six (36) months following the effective date of the termination of his employment.

The maximum amount payable under Mr. Robinson's employment agreement in connection with any corporate change for the years 2002, 2003 and 2004 was $642,875, $668,847, and $712,350, respectively.

Kathi Metro. Effective May 1, 2001, North Bay Bancorp entered into an Employment Agreement with Ms. Metro as Executive Vice President and Credit Administrator of the Company. The initial term of the Metro Agreement continues until the third anniversary after the effective date of the agreement. Unless terminated by Ms. Metro or the Company, at the end of the third year, or any subsequent year, the agreement will continue on a year to year basis. The agreement provided for an initial base salary of $107,000 and annual adjustments as determined by the Board of Directors in its sole discretion. During 2005, the base salary will be $130,000. Ms. Metro is also eligible to receive additional compensation under the terms of an incentive compensation plan adopted annually by the Board of

Directors, participation in the Company's 401(k) Plan, 30 days personal time off, reimbursement of reasonable business expenses, and automobile allowance of $500 per month.

John A. Nerland. Effective April 15, 2002, Solano Bank entered into an Employment Agreement with Mr. Nerland as President and Chief Executive Officer of the Bank. As a result of the merger of Solano Bank into The Vintage Bank, Mr. Nerland's agreement was amended on March 28, 2005, to provide that he will serve as President of Solano Bank, a division of The Vintage Bank. The initial term of the Nerland Agreement continues until the third anniversary after the effective date of the agreement. Unless terminated by Mr. Nerland or The Vintage Bank, at the end of the third year, or any subsequent year, the agreement will continue on a year to year basis. The agreement provided for an initial base salary of $115,000 and annual adjustments as determined by the Board of Directors in its sole discretion. During 2005, the base salary will be $134,000. Mr. Nerland is also eligible to receive additional compensation under the terms of an incentive compensation plan adopted annually by the Board of Directors, participation in the Company's 401(k) Plan, 20 days annual vacation, reimbursement of reasonable business expenses, and automobile allowance of $500 per month.

Glen C. Terry. Effective May 1, 2001, Solano Bank entered into an Employment Agreement with Mr. Terry as President and Chief Executive Officer of the Bank. Mr. Terry's agreement was assigned to The Vintage Bank on April 1, 2002. As a result of the merger of Solano Bank into The Vintage Bank, Mr. Terry's agreement was amended on March 28, 2005, to provide that he will serve as President of The Vintage Bank. to The initial term of the Terry Agreement continues until the third anniversary after the effective date of the agreement. Unless terminated by Mr. Terry or The Vintage Bank, at the end of the third year, or any subsequent year, the agreement will continue on a year to year basis. The agreement provides for a base salary of $130,000, which will be adjusted annually as determined by the Board of Directors in its sole discretion. During 2005, the base salary will be $155,000. Mr. Terry is also eligible to receive additional compensation under the terms of an incentive compensation plan adopted annually by the Board of Directors, participation in the Company's 401(k) Plan, 20 days annual vacation, reimbursement of reasonable business expenses, and an automobile allowance of $500 per month.

The agreement for each of Ms. Metro, Mr. Nerland, and Mr. Terry provides that if his or her employment is terminated by reason of his or her death, termination by the Company for cause or by his or her resignation, he or she will be entitled to be paid his or her salary then in effect through the effective date of termination. If he or she is terminated without cause, he or she will be entitled to six months salary.

The agreement for each of Ms. Metro and Mr. Terry also provides that if within one year of the effective date of certain specified corporate changes, including a merger, sale, transfer of the company's assets or an effective change in control of the company, his or her employment is terminated by the Company, without cause, he or she will be entitled to be paid an amount equal to his or her annual salary then in effect plus the average of his or her incentive compensation for the two most recently completed fiscal years of the Company. If the executive has completed five or more years of service at the time of termination, he or she will be entitled to an amount equal to two times his or her annual salary then in effect plus the average of his or her incentive compensation for the two most recently completed fiscal years. This amount is payable over a period of twenty-four (24) months following the effective date of the termination of his or her employment.

The maximum amount payable under Mr. Terry's employment agreement in connection with any corporate change for 2003 was $184,833 and $361,000 for 2004. The maximum amount payable under Ms. Metro's current employment agreement in connection with any corporate change for 2003 was $262,328 and $297,650 for 2004.

The agreement for each of Mr. Robinson, Ms. Metro, and Mr. Terry also provides that in the event the compensation payable to the executive by reason of a change in control (including without limitation, accelerated vesting of stock options and other compensation payable outside of the agreement) constitute excess parachute payments within the meaning of Section 280G of the Internal Revenue Code and the executive will be subject to the excise tax imposed by
Section 4999 of the Code, then the aggregate compensation payable to the executive will be increased by an additional amount so that the net amount retained by the executive, after deduction of any federal, state and local income tax, any excise tax, and FICA Medicare withholding taxes will equal the total benefits contemplated by the agreement.

Although they do not have a written employment agreement, the Board of Directors has set the 2005 base salaries for Senior Vice President/Chief Financial Officer Lee-Ann Cimino and Senior Vice President/Human Resources Susan C. Fonseca at $95,000 and $90,000, respectively.

Incentive Plan

The Board of Directors has adopted a 2005 Incentive Plan, which includes guidelines and an accrual formula for employee incentive compensation. Under the Plan, incentive payments are discretionary. Management-level employees have incentive compensation "targets" calculated as a percentage of base compensation; the percentage is applicable if a manager attains his or her annual goals and varies depending upon a manager's title and the net income of the Company relative to the budget. Target incentives range from 15% of base salary for Assistant Vice Presidents to 40% of base salary for the CEO if the Company attains its budgeted net income.

During 2005, the Company will accrue into an incentive "pool" from which incentive payments are made. The amount accrued into the pool varies with the Company's net income. A "fixed" contribution of $300,000 will be accrued to the incentive pool during the year regardless of the Company's net income; this contribution will cover incentives paid to sales personnel who are incented for attaining business development goals. Additional accruals to the pool will be made monthly providing the projected net income for 2005 exceeds $5 million. In 2005, the Company will accrue for total incentive payments of $1,200,000, net of employer payroll taxes, if it attains budgeted net income of approximately $7,300,000. Should 2005 net income exceed $7,300,000, 30% of after tax net income in excess of $7,300,000 will be accrued to the incentive pool.

Executive Officer Supplemental Executive Retirement Plan

Effective October 1, 2001, The Vintage Bank and Solano Bank entered into Executive Supplemental Compensation Agreements with Terry L. Robinson, Lee-Ann Cimino, Kathi Metro, and Glen C. Terry. By the terms of these Agreements the covered executive officers will receive a defined cash benefit payable monthly upon retirement upon reaching age 65 (or upon or after age 62 with a reduced benefit), subject to the terms set forth in the executive officer's individual agreement. Benefits under these Agreements vest over five year periods at the rate of 20% per year after five years of service with credit for up to five years of prior service. The defined cash benefit per year for the covered executive officers assuming 100% vesting is as follows: Terry L. Robinson, $120,000; Lee-Ann Cimino, $75,000; Kathi Metro, $75,000; and Glen C. Terry, $75,000. Yearly benefits will continue until the death of the executive, subject to forfeiture in the event of unfair competition by the executive with The Vintage Bank prior to commencement of benefits.

Compensation of Directors

The Board of Directors of North Bay has adopted a director compensation plan. Under the plan, Directors of North Bay each receive an annual retainer of $20,000, which is not dependent on the number of meetings attended. In addition the Chairman of the Board of Directors, the Chairman of the Audit Committee, and the Chairman of the Compensation Committee are entitled to additional retainers of $6,000, $5,000, and $3,000, respectively.

Terry L. Robinson, President, Chief Executive Officer and a Director of North Bay is not eligible to participate in the director compensation plan.


Additionally, during 2004 each director was granted one share of the preferred stock of Vintage Capital Trust, the Vintage Bank's REIT, valued at $250 per share.


         Director Stock Options

Each North Bay Director, other than Terry Robinson, was granted an option to purchase 3,150 shares of North Bay common stock on November 1, 2004 at an exercise price of $21.83 per share. All options are non-qualified stock options. All options vest over four years at the rate of 25% per year. All options must be exercised within ten years of the date of grant subject to the director continuing as a director of North Bay Bancorp.

After giving effect to the stock splits effective October 1, 1997 and December 6, 2004 and stock dividends paid through March 29, 2005, the aggregate number of shares subject to options held by non-employee directors of North Bay Bancorp outstanding as of March 18, 2005 is 188,376.

         Directors' Deferred Fee Plan

In August 1995, The Vintage Bank established a Deferred Fee Plan for the directors of The Vintage Bank including Mr. Robinson. The Deferred Fee Plan has been adopted by North Bay, and is now available to directors of North Bay and The Vintage Bank. The deferral program, provides for deferral, at the election of each director of annual director fees. The deferral program commences at the time the director elects to participate and continues for a period which continues until the director completes ten years of service and attains retirement age. At the end of the deferral program or earlier in the event of disability, the deferred compensation, including accrued interest, is paid to the director in a lump sum or periodic payments over a specified period of time as selected by the director upon enrollment in the Deferred Fee Plan. If the director terminates his or her relationship with North Bay and/or The Vintage

Bank during the Deferred Fee Plan period for reasons other than death or disability, all amounts deferred, including accrued interest, will be paid in the manner selected by the director but accrued interest on the deferred compensation will be calculated at an interest rate that is two-hundred basis points lower than the rate established by North Bay's Board of Directors in accordance with the Deferred Fee Plan.

In the event of death while a member of the Board of Directors, the director's beneficiary will receive the amount that would have been paid to the director had he or she remained in the program and attained his or her specified retirement age.

In 1995 The Vintage Bank paid an aggregate single premium of $1,040,000 to purchase life insurance policies on each director participating in the Deferred Fee Plan to fund its liability for the death benefit. The Vintage Bank owns and is the beneficiary of the policies and earns a rate of return on the invested premiums which is reflected by an increase in the cash value of the policies. The directors participating in the deferred program have no rights in the policies. It is the current policy of the Board of Directors not to purchase additional life insurance policies to fund the death benefit of new directors who subsequently become eligible to participate in the Deferred Fee Plan.

Management of North Bay believes that the premium investment, after consideration of the non-taxable nature of earnings on certain insurance investments, produces a higher return than other taxable investments made in the normal course of business. Therefore, the net cost of this deferred compensation program to North Bay is believed to be nominal.

         Director Supplemental Retirement Program

Effective January 1, 1999, The Vintage Bank established a Director Supplemental Retirement Program for the directors of The Vintage Bank including Mr. Robinson and The Vintage Bank's corporate secretary, Wyman G. Smith. Under the program and a retirement policy adopted by The Vintage Bank's Board of Directors, non-employee directors attaining age sixty-five are no longer eligible for re-election to the Board of Directors. Upon attaining retirement age and provided the participant has served on The Vintage Bank's Board of Directors or as an officer of The Vintage Bank for not less than ten years, participants are entitled to receive a defined benefit of $8,500 per year under the program in annual or monthly installments commencing thirty days following their retirement. The benefit is subject to an annual 2% cost of living increase on each anniversary of the commencement of a participant's benefit.

In order to fund its liability under the program and minimize the impact of the program on The Vintage Bank's earnings, in 1998 The Vintage Bank paid an aggregate single premium of $2,462,000 to purchase life insurance policies to fund the retirement and death benefits. The Vintage Bank owns and is the beneficiary of the policies and earns a rate of return on the invested premiums which is reflected by an increase to the cash value of the policies. The directors participating in the program have no rights in the policies other than an endorsement for a portion of the death benefit.

The program also provides that a deceased participant's named beneficiaries will receive a death benefit. On the death of a participant, The Vintage Bank receives a tax-free death benefit sufficient to fully recover all premiums paid on the deceased participant's specific life insurance policy.

In February 2002, the Board of Directors of North Bay approved discontinuation of this program for North Bay, The Vintage Bank and Solano Bank. Discontinuation of the program does not affect the retirement and death benefits of existing program participants.

Management believes that the premium investment, after consideration of the non-taxable nature of earnings on certain insurance investments, produces a higher return than other taxable investments made in the normal course of business. Therefore, the net cost of the program to The Vintage Bank is believed to be nominal.

OTHER INFORMATION REGARDING MANAGEMENT

Management Indebtedness

Certain provisions of the California Financial Code and federal regulations enable state chartered banks to make loans to officers, directors and employees up to certain specified limits. From time to time Solano Bank and The Vintage Bank have made loans to officers, directors and employees in the ordinary course of business. These loans were made on substantially the same terms, including interest rates and collateral requirements, as those prevailing for comparable transactions with other nonaffiliated persons at the time each loan was made, subject to the limitations and other provisions in California and Federal law. These loans do not involve more than the normal risk of collectibility or present other unfavorable features.

Certain Business Relationships

Except as described below, there have been no transactions since January 1, 2004 nor are there any currently proposed transactions, to which the Company, or either of the Banks, was or is to be a party, in which the amount involved exceeds $60,000 and in which any director, executive officer, nominee as a director, five percent (5%) shareholder or member of the immediate family of any of the foregoing persons had, or will have, a direct or indirect material interest. All such transactions were made in strict accordance with applicable rules and regulations and on substantially the same terms as those available at the time for comparable transactions with disinterested persons.

Mr. Gaw, a Director of the Company and of The Vintage Bank, and Wyman G. Smith, Corporate Secretary of North Bay and The Vintage Bank are members and shareholders of the law firm of Gaw, Van Male, Smith, Myers & Miroglio, a professional law corporation which North Bay, Solano Bank and The Vintage Bank have retained since their organization and propose to retain for specific matters during 2004. During 2004, fees received by the firm for these services totaled $194,939, of which $147,884 was billed to North Bay, $39,093 to Solano Bank, and $7,962 to The Vintage Bank.

Solano Bank rents its premises at 1411 Oliver Rd. Fairfield, California from Solano Property Management, of which Stephen Spencer, a Director of the Company, is President. During 2004, Solano Property Management received rent payments totaling $115,425 from the bank.

The Company has engaged the services of Hearn Pacific Corporation for various construction projects. Fred J. Hearn, Jr., a Director of the Company, is President of Hearn Pacific Corporation. During 2004, the Company paid Hearn Pacific Corporation $77,026 for these projects.



Reports of Changes in Beneficial Ownership

Based upon a review of Forms 3 and 4 and amendments thereto furnished to the Company during the fiscal year ending December 31, 2004, Form 5 and amendments thereto furnished to the Company with respect to the fiscal year ending December 31, 2004, and written representations from all reporting persons, all statements required by rules promulgated by the Securities and Exchange Commission under
Section 16 of the Securities Exchange Act of 1934 were timely filed, except that Executive Vice President Kathi Metro filed a Form 4 due on November 4, 2004 on December 13, 2004.

PROPOSAL NO. 2  - RATIFICATION OF INDEPENDENT AUDITORS

The Company's independent Audit Committee has selected and appointed KPMG LLP, independent certified public accountants, to examine the financial statements of the Company for the year ending December 31, 2005. In recognition of the important role of the independent auditor, the Board of Directors has determined that its selection of the independent auditor should be submitted to the shareholders for review and ratification. The Board of Directors expects that a representative of KPMG LLP, will be in attendance at the Annual Meeting and will be provided the opportunity to make a statement if he or she so desires and will be available to respond to appropriate questions of shareholders.

KPMG LLP's engagement by North Bay commenced on April 8, 2002. During the fiscal year ended December 31, 2004, KPMG LLP provided professional services in connection with the review of Quarterly Reports on Form 10-Q for the quarters ended March 31, June 30, and September 30, 2004, preparation for the audit of financial statements of North Bay for the fiscal year ended December 31, 2004, and consultation with North Bay's management regarding year end tax planning.

Audit Fees

The following table itemizes fees billed the Company by KPMG during the fiscal years 2004 and 2003:

---------------------------------------------------------------- -------------------------- --------------------------
                                                                                     2004                       2003
                                                                                     ----                       ----
---------------------------------------------------------------- -------------------------- --------------------------
Audit fees: 31                                                                    $160,000                   $107,830
---------------------------------------------------------------- -------------------------- --------------------------
Audit related fees:
---------------------------------------------------------------- -------------------------- --------------------------
  Other accounting services 32                                                           0                          0
---------------------------------------------------------------- -------------------------- --------------------------
Tax fees:
---------------------------------------------------------------- -------------------------- --------------------------
   Tax return preparation                                                           19,780                     15,000
---------------------------------------------------------------- -------------------------- --------------------------
   Assistance with FTP examination                                                       0                        600
---------------------------------------------------------------- -------------------------- --------------------------
   Tax consultation 33                                                               5,000                    132,680
---------------------------------------------------------------- -------------------------- --------------------------
All other fees:                                                                          0                          0
---------------------------------------------------------------- -------------------------- --------------------------

------------------------

31 Services include the audit of the Company's annual financial statement and reviews of financial statements included in the Quarterly Reports on Form 10-Q or services that are normally provided by the accountants in connection with statutory and regulatory filings for engagement.

32 Services include assurance and related services by the auditor that are reasonable related the performance of the audit or review on the Company's financial statements and are not reported under "Audit Fees."

33 Services include tax compliance, tax advice and tax planning. Services in 2003 and 2004 include quarterly review of estimated tax payments. Services in 2003 also include fees of $125,000 for tax planning associated with establishing a Real Estate Investment Trust, which was refunded in 2004.

Audit Committee's Pre-Approval Policies and Procedures

The services performed by KPMG LLP in 2004 were pre-approved in accordance the pre-approval policy and procedures adopted by the Audit Committee. The policy describes that the Audit Committee approve, in advance, any audit, audit-related and non-audit service provided to the Company by the independent accountants. Additionally the Committee must approve the independent accountants' audit plan and audit services in advance. The Chairman of the Audit Committee has been delegated the authority to approve services up to $50,000 in between meetings, as necessary.

Required Vote and Recommendation

The affirmative vote of a majority of the shares voting at the meeting, assuming a quorum is present, is required to ratify the appointment of KPMG LLP to audit the financial statements of North Bay for the fiscal year ending December 31, 2005. An abstention or failure to vote shares represented and entitled to vote at the meeting will be treated as a negative vote. The Board of Directors recommends that shareholders vote FOR this proposal.

AVAILABILITY OF FORM 10-K

A copy of the Company's 2004 Annual Report on Form 10-K, including financial statements and financial statement schedules required to be filed with the Securities Exchange Commission pursuant to Section 13 of the Securities Exchange Act of 1934, will be furnished without charge to any shareholder upon written request. A copy may be requested by writing Pansy F. Smith, Assistant Corporate Secretary, North Bay Bancorp, P.O. Box 2200, Napa, California 94558.

SHAREHOLDER PROPOSALS

The 2006 Annual Meeting of Shareholders will be held on May 11, 2006. December 14, 2005, is the date by which shareholder proposals intended to be presented at the 2006 Annual Meeting must be received by management of the Company at its principal executive office for inclusion in the Company's 2006 proxy statement and form of proxy relating to that meeting. Additionally, with respect to any proposal by shareholders not submitted for inclusion in the Bank's Proxy Statement, if notice of the proposal is not received by February 27, 2006, the notice will be considered untimely, and the Company's proxy holders will have discretionary authority to vote on the proposal.

OTHER MATTERS

The Board of Directors is not aware of any other matters to come before the Annual Meeting. If any other matter not mentioned in this Proxy Statement is brought before the Annual Meeting, the persons named in the enclosed form of proxy will have discretionary authority to vote all proxies with respect thereto and in accordance with their judgment.

Dated:   April 13, 2005,  at Napa, California        For the Board of Directors

                                                     /s/ Wyman G. Smith
                                                     --------------------------
                                                     Wyman G. Smith
                                                     Corporate Secretary

                                    EXHIBIT A

                            [NORTH BAY BANCORP LOGO]


                             AUDIT COMMITTEE CHARTER
October 2, 2004

I.       COMMITTEE PURPOSE
         The primary purpose of the Audit Committee (the "Committee") of the Board of Directors of North Bay Bancorp (the "Company") is to oversee the Company's accounting and financial reporting processes and the audits of the Company's financial statements.

II.      COMMITTEE STATEMENT OF POLICY
         The Audit Committee shall provide assistance to the Directors in fulfilling their responsibility to the shareholders, potential shareholders, regulators and investment community relating to corporate accounting, reporting practices of the Company and the quality and integrity of financial reports of the Company. Thus, the Audit Committee has the responsibility to maintain free and open communication among the Directors, the independent auditors, the regulators, the internal auditors and the financial management of the Company and its subsidiaries.

III.     COMMITTEE COMPOSITION AND MEETINGS
         The Committee shall have a minimum of three (3) members, each of whom shall be a member of the Board of Directors and meet the qualification and independence requirements of the Nasdaq Stock Market, Inc. and applicable law. Members of the Committee shall be appointed by and serve at the discretion of the Board of Directors, which shall also appoint the Committee's Chairman.

         The Committee shall meet regularly as necessary to fulfill its responsibilities. Special meetings may be called by the Chairman of the Committee or the Chairman of the Board. The Committee may also take action by unanimous written consent of its members. The Committee may delegate any of its responsibilities to a subcommittee comprised solely of a member or members of the Committee. At any meeting of the Committee or a subcommittee of the Committee, the presence of one-half of its members then in office shall constitute a quorum for the transaction of business; and the act of a majority of the members present at a meeting at which a quorum is present shall be the act of the Committee or subcommittee.

         The Committee may request that any other director, officer or employee of the Company or any of the consultants or advisors attend a Committee meeting or meet with any member of the Committee or its advisors. The Committee shall have the authority to retain and terminate, at the Company's expense, legal counsel, accountants or other consultants or advisors, as the Committee determines necessary to carry out its duties. The Committee may meet with any person in executive session, and shall meet in executive sessions as directed below.

         The Company shall provide appropriate funding, as determined by the Committee, in its capacity as a committee of the Board of Directors, for payment of (a) compensation to any registered public accounting firm engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services to the Company, (b) compensation to any advisors employed by the Committee as permitted by this Charter, and (c) ordinary administrative expenses of the Committee that are necessary or appropriate in carrying out its duties.

IV.      COMMITTEE RESPONSIBILITIES
         In carrying out its responsibilities, the Audit Committee believes its policies and procedures should remain flexible. Flexibility is needed to best react to changing conditions and to ensure to the directors, shareholders and regulators that the corporate accounting and reporting practices of the Company are in accordance with all requirements and are of the highest quality.

         A. Independent Accountants
         The Committee shall:
         1. Be directly responsible for the appointment, compensation, retention and oversight of the work of any registered public accounting firm engaged (including resolution of disagreements between management and the auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Company, and each such registered public accounting firm shall report directly to the Committee, all as and to the extent required under applicable rules of the Nasdaq Stock Exchange Market, Inc. or SEC rules;

         2. Approve in advance any audit, audit-related and non-audit services to be provided to the Company by the independent accounts;

         3. Approve in advance the independent accountants' audit plan and audit services;

         4. Review and confirm the independent accountants' independence from the Company, by (a) obtaining from the independent accountants a formal written statement delineating all relationships between the independent accountants and the Company, consistent with Independence Standards Board Standard 1, (b) discussing with the independent accountants any disclosed relationships or services that might impact the independent accountants' objectivity and independence and (c) reviewing at least annually fees paid to the independent accountants for audit and non-audit services;

         5. Evaluate regularly the independent accountants' performance;

         6. Receive from the independent accountants timely reports on (a) all critical accounting policies and practices to be used, (b) all alternative treatments of financial information within generally accepted accounting principals that have been discussed with the Company's management, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent accounts and (c) other material written communications between the independent accountants and the Company's management, such as any management letter or schedule of unadjusted differences;

         7. Review regularly with the independent accountants the quality of the Company's accounting and reporting principles and practices, internal controls and any significant issues and risk areas of the Company;

         8. Review regularly with the independent accountants significant accounting developments and pronouncements; and

         9. Meet regularly in executive session with a representative of the Company's independent auditing firm.

         B. Internal and Compliance Audit
         The Committee shall:
         1. Review the internal audit, credit administration and credit review functions of the Company and its subsidiaries, including the independence and authority of its reporting obligations, the proposed audit plans for the coming year and the coordination of such plans with the independent auditors. The internal audit and compliance review functions shall report directly to the Audit Committee. For operational purposes, on a daily basis these functions shall report to the CEO or his/her designated officer. Review on a regular basis, the audit and compliance matrix regarding progress with the plans;

         2. Review significant issues raised in the internal audit program, and any matters involving fraud, illegal acts or significant deficiencies in internal controls;

         3. Meet regularly in executive session with the Company's internal audit, compliance and credit review firms.

         4. Review and concur with Management's appointment, termination or replacement of the internal audit, compliance review, credit administration and credit review outsourcing firms. The Audit Committee has the authorized responsibility to appoint, terminate or replace these firms and personnel;

         5. Review reports received from regulators concerning legal and regulatory matters that may have a material effect on the financial statements and related Company compliance policies, and;

         6. Receive from Management, the internal audit and credit administration review firms and the independent auditors' significant risks or exposures and assess the steps Management has taken to minimize such risks to the Company and its subsidiaries.

         C. Financial Reporting
         The Committee shall:
         1. Review with management and the independent accountants significant financial reporting issues, among other items recent professional and regulatory pronouncements, revenue recognition, significant reserves, off-balance sheet items, judgment items and risks;

         2. Approve all related-party transactions (as defined by rules of the Nasdaq Stock Market, Inc.) between the Company or any of its subsidiaries and any Company directors or nominee for director, Company executive officer, beneficial owner of more than five percent (5%) of the Company's outstanding securities or members of the immediate family of any of the foregoing persons;

         3. Review the quarterly financial statements with financial management and the independent auditors prior to the filing of the Form 10-Q (or prior to the press release of results) to determine that the independent auditors do not take exception to the disclosure and content of the financial statements, and discuss any other matter required to be communicated to the Committee by the auditors. The Chair of the Committee may act on behalf of the Committee for the purpose of this review;

         4. Review in advance  with the  Company's  management  and  independent
         accountants  the  quarterly  press  release   reporting  the  Company's
         financial results;

         5. Review with the Company's management and independent accountants the audited financial statements to be included in the Company's Annual Reports on Form 10-K (or the Annual Report to Shareholders if distributed prior to the filing of the Form 10-K), including the selection, application and disclosure of critical accounting policies and other significant issues and items, and the matters required to be discussed by Statement of Auditing Standards No. 61, Communications with Audit Committee.

         D. Other Responsibilities
         The Committee shall:
         1. Establish procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters, and the confidential, anonymous submissions by employees regarding questionable accounting or auditing matters;


         2. Review with the Company's General Counsel legal matters that could have a significant impact on the Company's financial statements or results of operations;

         3. Approve in advance the engagement of any independent accountants other than the Company's principal independent accountants;

         4. Review at least annually the adequacy of this Charter and recommend to the Board of Directors any proposed changes to this Charter;

         5. Prepare the report of the Committee required to be included in the Company's annual proxy statement;

         6.  Review  the  policies  and  procedures  in effect  for  considering
         officers'   expenses   and   perquisites   for  the   Company  and  its
         subsidiaries;

         7. The Committee should conduct a self-assessment of its performances in the interest of continuous improvement. This self-assessment should occur at least every two (2) years.

         8. Perform other responsibilities as directed by the Board of Directors

V.       FREQUENCY OF MEETINGS
         The Audit Committee should meet as a minimum quarterly.

VI.      COMMITTEE EDUCATION AND ORIENTATION
         Whenever possible, members of the Committee are expected to attend association conferences, meetings and classes for continuing education and exposure to the financial institution business and environment in which the Company operates.

VII.     AUDIT COMMITTEE PLAN
         The Committee should develop an annual Audit Committee Plan which is responsive to the primary Audit Committee responsibilities for the review and approval of the Plan by the full Board.

                                   Appendix A

X      PLEASE MARK VOTES                        REVOCABLE PROXY
       AS IN THIS EXAMPLE

         This proxy is solicited on behalf of the Board of Directors and may be revoked prior to the meeting.

                                NORTH BAY BANCORP

The undersigned hereby appoints Terry L. Robinson and Wyman G. Smith, as Proxies, each with full power of substitution, and hereby authorizes them to represent and to vote all the shares of common stock of North Bay Bancorp held of record by the undersigned on March 18, 2005, at the annual meeting of shareholders to be held on May 12, 2005 or any adjournment thereof. The undersigned hereby further confers upon the Proxies, and each of them, or there substitute or substitutes, discretionary authority to vote in respect to all other matters which may properly come before the meeting or any adjournment thereof.

The undersigned acknowledges receipt of (a) the Notice of Annual Meeting and accompanying Proxy Statement and (b) an Annual Report of the Company for the fiscal year ended December 31, 2004, and hereby expressly revokes any and all proxies heretofore given or executed by the undersigned with respect to the shares of stock represented by this Proxy, and by filing this Proxy with the Secretary of the Company, gives notice of revocation.

Please be sure to sign and date this Proxy in the box below.           Date  _______________________________________________

_______________________________________________                        _____________________________________________________
Stockholder sign above                                                              Co-holder (if any) sign above

1. ELECTION OF CLASS A DIRECTORS TO SERVE A THREE YEAR TERM EXPIRING AT THE 2008 ANNUAL MEETING OF SHAREHOLDERS.

NOMINEES

John B. Anthony III; Thomas N. Gavin; Thomas H. Lowenstein; Stephen Spencer, Denise Suihkonen; and James A. Tidgewell

         For : ____         Withhold:___      For All Except ____

INSTRUCTION: To withhold authority to vote for any individual nominee, mark "For All Except" and write that nominee's name in the space provided below:

---------------------------------------------------------------------

2. PROPOSAL TO RATIFY THE APPOINTMENT OF KPMG LLP AS THE INDEPENDENT PUBLIC ACCOUNTANTS OF THE COMPANY.

          For ____        Against ____       Abstain ____

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH OF THE LISTED PROPOSALS. This Proxy, when properly executed, will be voted in the manner directed on this proxy card by the undersigned shareholder. If no direction is made, this Proxy will be voted for all of the nominees named on this Proxy Card and their assigned classes and for Proposal No. 2.


-  - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -

Detach above card, sign, date and mail in postage paid envelope provided.

                                North Bay Bancorp
                          1190 Airport Road, Suite 101
                             Napa, California 94558

Please sign exactly as your name appears hereon. If shares are held jointly by two or more persons, whether as a community property, joint tenancy or otherwise, both or all of the persons should sign. If shares are held by a corporation, this Proxy should be signed in full corporate name by the President or other authorized officer. If shares are held by a partnership, this Proxy should be signed in partnership name by an authorized person. Executor, administrators or other fiduciaries who execute this Proxy for a shareholder of record should give their full title.

                               PLEASE ACT PROMPTLY
                     SIGN, DATE & MAIL YOUR PROXY CARD TODAY

Has your address changed?

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                                      -45-